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                 SECURITIES AND EXCHANGE COMMISSION
                       Washington, D.C. 20549

                              FORM 8-K

                           CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 17, 1998

                        FRONTIER CORPORATION
      (Exact name of registrant as specified in its charter)

       New York             1-4166         16-0613330
    (State or other      (Commission      (IRS Employer
    jurisdiction of      File Number)   Identification No.)
    incorporation)


180 South Clinton Avenue, Rochester, New York        14646
(Address of principal executive offices)          (Zip Code)

Registrant's telephone number, including area code (716) 777-1000

Item 5   Other Events
------   ------------

     Frontier Corporation (the "Registrant") has restated its Management's Discussion of Results of Operations and Analysis of Financial Condition and its Consolidated Financial Statements at December 31, 1997, 1996 and 1995 and for the years then ended in order to reflect the combined financial position and results of operations resulting from the registrant's pooling of interests merger with GlobalCenter Inc., effective February 27, 1998.

     Such financial information is attached hereto as Exhibit 99 and incorporated herein by reference.

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                              SIGNATURES



     Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf of the undersigned hereunto duly authorized.


                              Frontier Corporation
                                  (Registrant)


                                   /s/ James G. Dole
Dated: June 17, 1998          By:  ----------------------------
                                   James G. Dole
                                   Senior Vice President and
                                   Controller

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                           EXHIBIT INDEX



Exhibit Number        Description
--------------     ------------------

    23-1           Consent of Accountants          Filed herewith
                   (Price Waterhouse)

    23-2           Consent of Accountants          Filed herewith
                   (Ernst & Young)

     27            Financial Data Schedule         Filed herewith

     99            Financial Information           Filed herewith